Exhibit 10.27

[***] indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including redacted portions so indicated, has been filed separately with the Securities Exchange Commission.

Invibio™

biomaterial solutions

INVIBIO LIMITED

AND

LDR MEDICAL

LIMITED TERRITORY

AGREEMENT FOR THE SUPPLY OF

STOCK SHAPE

POLYARYLETHERETHERKETONE

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[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Schedule 1

Part I The Specification	17

Part II The Manufacturing Definition	18

Schedule 2 THE BUYER PRODUCTS	19

Schedule 3 THE TRADEMARK SUB—LICENCE	20

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THIS AGREEMENT IS MADE                              2003

BETWEEN:

(1)	INVIBIO LIMITED, a company incorporated in England and Wales (registered no. 4088050), whose principal place of business is at Technology Centre, Hillhouse International, Thornton Cleveleys, Lancashire, FY5 4QD (the “Supplier”); and

(2)	LDR MEDICAL a company incorporated in France, SIREN N° 433924529 whose principal place of business is at Technopole de l’aube—BP 2, 10902 Troyes Cedex9.

INTRODUCTION:

(A)	The Supplier is engaged in the manufacture and sale of the Stock Shape (as defined below).

(B)	The Buyer wishes to purchase the Stock Shape from the Supplier, and the Supplier is willing to supply the Buyer with the Stock Shape, both on the terms and conditions set out in this Agreement.

THE PARTIES AGREE as follows:

1.	INTERPRETATION

1.1	In this Agreement:

“Biomaterials” means the Supplier’s specific grade of PEEK-OPTIMA polyaryletheretherketone, manufactured to the Specification;

“Buyer Products” means the products listed in Schedule 2;

“Group” means the Supplier, its subsidiaries and fellow subsidiaries of the Supplier’s holding company, from time to time;

“Net Invoice Price” means the gross invoice price of a Buyer Product before deduction of any discounts or allowances given and after deduction of any charges for freight or insurance and any tax or duty charged to the purchaser;

“Order” means an order in writing for a quantity of the Stock Shape received by the Supplier from the Buyer;

“Product Group” means all Buyer Products belonging to any given implant product line, mainly differing in sizes;

“Specification” means the selling specification for the Biomaterials set out in Schedule 1, Part I;

“Stock Shape” means the Biomaterials melt processed so as to form an extruded rod stock;

“Supply Manufacturing Definition” means the dimensional, mechanical and physical properties of the Stock Shape, as set out in Schedule 1, Part II;

“Territory” means every country worldwide with the exception of the United States of America;

“Trademark Sub-licence” means a sub-licence between the Supplier and the Buyer in the form set out at Schedule 3;

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“Year” means each successive period of 12 months commencing on the date of this Agreement; and

“€” means Euro.

1.2	In this Agreement, a reference to:

1.2.1	a document is a reference to that document as modified from time to time;

1.2.2	a person includes a reference to a corporation, body corporate, association or partnership;

1.2.3	a person includes a reference to that person’s legal personal representatives, successors and permitted assigns;

1.2.4	a reference to a “subsidiary” is to be construed in accordance with section 736 of the Companies Act 1985;

1.2.5	the singular includes the plural and vice versa (unless the context otherwise requires); and

1.2.6	a Clause or Schedule, unless the context otherwise requires, is a reference to a clause of or schedule to this Agreement.

1.3	The headings in this Agreement do not affect its interpretation.

2.	SUPPLY OF THE STOCK SHAPE

2.1	The Buyer shall purchase from the Supplier and the Supplier shall supply to the Buyer the Stock Shape on the terms of this Agreement. For the avoidance of doubt, all sales of the Stock Shape during the Term shall be governed by the terms of this Agreement.

3.	TERM

3.1	This Agreement has a term of 3 Years (the “Term”) from the date of this Agreement, unless terminated earlier pursuant to Clause 21. Not less than 3 months prior to the end of the Term, the parties shall enter into good faith negotiations regarding the possible continuing supply of the Stock Shape on mutually agreeable terms, including as to price.

4.	ORDERS

4.1	The Buyer may submit an Order as and when required. The Buyer is not entitled to cancel an Order for the Stock Shape once it has been submitted to the Supplier.

4.2	Each Order for the Stock Shape shall be for not less than a minimum quantity of 5 meters. Orders will only be accepted in full meter quantities.

4.3	The Buyer shall with its first Order and then on each anniversary of the date of this Agreement provide a non-binding, written forecast setting out Buyer’s anticipated requirements for the Stock Shape for the next Year.

4.4	The Supplier shall, as soon as reasonably practicable after receipt, notify the Buyer whether it is willing to accept an Order and if it is, the anticipated delivery date for that Order. As at the date of this Agreement, the Supplier would normally expect the anticipated delivery date to be no later than 90 days from the date of receipt of an Order for an amount of the Stock Shape up to 100 meters.

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4.5	If the Supplier accepts an Order, but subsequently is unable to deliver the quantity of the Stock Shape requested in an Order by the anticipated delivery date notified in accordance with Clause 4.3, the Supplier shall promptly notify the Buyer accordingly and specify a revised anticipated delivery date.

5.	DELIVERY

5.1	The Supplier is deemed to have fulfilled its contractual obligations in respect of each delivery provided that the quantity of Stock Shape actually delivered is neither 1 % more nor 1 % less than the quantity specified in the Order.

5.2	Delivery shall be FCA Incoterms 2000 at the Supplier’s premises in Thornton Cleveleys, England. The cost of delivery is included in the price of the Stock Shape. For the avoidance of doubt, all costs relating to the shipment of each consignment of the Stock Shape from the moment of delivery are for the Buyer’s account. The Supplier shall advise the Buyer when each Consignment is ready for collection.

5.3	The Buyer shall give the Supplier, within 30 days of the date of the delivery of each consignment of the Stock Shape, written confirmation that it has inspected and tested the consignment and that it is satisfied that the consignment wholly conforms to the Supply Manufacturing Definition.

5.4	If the Buyer fails to give notice of conformity with the Supply Manufacturing Definition in accordance with Clause 5.3, it shall in any event be deemed to have accepted the consignment in full.

5.5	The Buyer may reject all or part of any consignment of the Stock Shape only on the ground that the consignment or part thereof does not conform to the Supply Manufacturing Definition and only by giving the Supplier written notice of such rejection immediately on discovery of such lack of conformity, including full details of the reason for such rejection, but in any event only within 30 days of the delivery of the consignment.

5.6	Should the Buyer give such notice of rejection under Clause 5.5, the parties shall cooperate to investigate and determine the cause of the non-conformity.

5.7	Notwithstanding the giving of notice of rejection under Clause 5.5 the Buyer shall pay the purchase price and all insurance and freight charges for the consignment, provided however that if, after the investigations required by Clause 5.6, the Supplier is reasonably satisfied that the rejection was justified, the Supplier shall reimburse the purchase price and all other charges (or part thereof in direct proportion to the percentage of the consignment which the Buyer rejected).

5.8	If notice of rejection is given under Clause 5.5, the Buyer shall be entitled to withhold that part of the purchase price and that part of the insurance and freight charges relating to that portion of the consignment that is rejected, provided however that if, after the investigations required by clause 5.6, the Supplier is reasonably satisfied that the rejection was not justified, the Buyer shall pay all previously withheld amounts.

5.9	If the Buyer refuses or fails to take delivery of a consignment of the Stock Shape (or any part thereof) tendered in accordance with this Agreement or fails to take any action necessary on its part for delivery and/or shipment of the Stock Shape, the Supplier is entitled to terminate the relevant Order with immediate effect, to dispose of the Stock Shape as the Supplier may determine and to recover from the Buyer any loss and additional costs incurred as a direct result of such refusal or failure (including, without limitation, storage costs from the date of delivery).

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6.	RISK

6.1	Risk in the Stock Shape passes on delivery.

6.2	From the time of delivery until property in a consignment of the Stock Shape passes to the Buyer in accordance with Clause 7 the Buyer shall use its best efforts to insure the Stock Shape for its full value with reputable insurers. Upon request, the Buyer shall use reasonable endeavours to have the Supplier’s interest in the Stock Shape noted on the insurance policy. Until property in the consignment of the Stock Shape passes to the Buyer the Buyer shall hold the proceeds of any claim on the insurance policy on trust for the Supplier and on demand shall immediately account to the Supplier with those proceeds.

7.	TITLE

Notwithstanding delivery and passing of risk each consignment of the Stock Shape shall remain the property of the Supplier until the Buyer pays to the Supplier the agreed price for the consignment (together with any accrued interest).

8.	IMPORT AND EXPORT LICENCES

Clause deleted.

9.	CHANGES

The Supplier may [***] upon giving not less than [***] prior written notice to the Buyer. The Buyer shall be entitled, during that notice period, to [***] for delivery at the earliest reasonably practicable date for a quantity of the Stock Shape manufactured to the Supply Manufacturing Definition then in force which shall be no greater than [***] meters.

10.	USE OF THE STOCK SHAPE

10.1	The Buyer shall only use the Stock Shape for the manufacture of Buyer Products. The Buyer shall not use any other polyaryletheretherketone, other than the Biomaterials, in the Buyer Products, as defined in Schedule 2.

10.2	The Buyer shall not sell or otherwise make the Stock Shape available to third parties, except when incorporated into Buyer Products sold in the normal course of business.

10.3	The Buyer shall [***].

10.4	The Buyer shall [***].

10.5	Notwithstanding the provisions of Clauses 10.1 and 10.2, the Buyer may use the Stock Shape for the purpose of developing new products, but no such product may be implanted into a human body, or commercially developed, without such product being included in Schedule 2. For the avoidance of doubt, the restrictions in Clauses 10.3 and 10.4 shall apply to any such product.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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10.6	The Buyer shall not, other than to the extent strictly necessary for the purpose of the manufacture of Products, alter the physical or chemical characteristics of the Stock Shape.

10.7	The Supplier shall be entitled to discontinue the supply of the Stock Shape on [***] prior written notice, including the cancellation of any Orders then already accepted from the Buyer, in the event that the Supplier has reasonable grounds for concluding (based on documentary evidence) that the Buyer has acted in breach of this Clause 10. The Buyer shall have [***] from the date of receipt of such a notice to prove to the Supplier’s reasonable satisfaction that it has not acted in breach of this Clause 10, or, if it has acted in breach, to rectify that breach. Should the Buyer fail to satisfy the Supplier or so rectify the breach (as the case may be) the Supplier shall be entitled to terminate this Agreement with immediate effect.

11.	PRICES

11.1	The price to be paid by the Buyer to the Supplier for all consignments of the Stock Shape delivered in the year 2003 is for grade LTlR20 € [***] and for grade LTlR30 € [***].

11.2	The Supplier shall be entitled to increase the price per meter for the Stock Shape once in the year 2003 and once in each subsequent calendar year during the term of this Agreement, provided however no single annual increase shall be by more than [***]% The Supplier shall give the Buyer not less than 60 days’ written notice of any change in the Price.

11.3	Unless otherwise specified, VAT and any other tax or duty payable by the Buyer shall be added to the price payable for each consignment of the Stock Shape.

12.	PAYMENT

12.1	The Supplier shall, on the date of delivery of a consignment of the Stock Shape, invoice the Buyer for that consignment.

12.2	The Buyer shall, unless otherwise agreed, pay each invoice in full within 45 days of the date of the invoice in cleared funds to the bank account notified from time to time by the Supplier. The Supplier may suspend the supply of the Stock Shape to the Buyer where any amounts are overdue under this Agreement until all such amounts have been paid. The Buyer may not by reason of any set-off, counterclaim, abatement or analogous deduction withhold payment of any amount due to the Supplier under this Agreement.

12.3	The Buyer shall pay interest on all overdue amounts at the rate of 1 % over the base rate of Barclays Bank pic from time to time, from the due date for payment until receipt by the Supplier of the full amount (including any accrued interest) whether before or after judgement.

12.4	The Buyer shall pay to the Supplier not later than [***] after the date of this Agreement the amount of € [***] (the “[***]”).

13.	[***]

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[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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14.	THIRD PARTY RIGHTS

14.1	If it is alleged at any time that the Stock Shape infringes the rights of any third party or if in the Supplier’s reasonable opinion such an allegation is likely to be made, the Supplier may at its option and at its own expense:

14.1.1	procure for the Buyer the right to continue to use the Stock Shape; or

14.1.2	repurchase the Stock Shape at the price paid by the Buyer less depreciation at the rate the Supplier applies to its own equipment.

14.2	The Buyer shall notify the Supplier immediately of any claim made or action brought or threatened alleging infringement of the rights of any third party. The Supplier shall have control over and shall conduct any such proceedings in such manner as it shall determine. The Buyer shall provide all such reasonable assistance as the Supplier may request. The cost of any such proceedings shall be borne by the Supplier.

15.	SAFETY

15.1	The parties shall give each other prompt written notice of any adverse facts or issues which come to their attention relating to the safety or efficacy the Stock Shape or a Buyer Product. Notwithstanding any other provisions of this Agreement, in the event that Supplier reasonably believes that any such adverse facts or issues relating to the safety or efficacy of the Stock Shape or Buyer Products may result in liability to Supplier, Supplier may, at its sole discretion, immediately terminate this Agreement.

15.2	The Buyer shall provide the Supplier at least once each Year with a comprehensive summary of any relevant reports to or of the United States Food and Drug Administration, the Medicine Controls Agency or any other competent regulatory or notifying body or any Buyer complaints relating to any of the Products or the Stock Shape of which the Buyer is aware.

16.	WARRANTY AND LIABILITY

16.1	The Supplier warrants that the Stock Shape will, when delivered:

16.1.1	comply with the Supply Manufacturing Definition; and

16.1.2	have been manufactured, packaged, handled and stored by the Supplier with reasonable skill, competence, care and attention.

16.2	The Supplier makes no representations and gives no warranties as to the suitability or otherwise of the Stock Shape for use in the manufacture of the Buyer Products or any other application. For the avoidance of doubt, it shall be the sole responsibility of the Buyer to determine the suitability of the Stock Shape for use in the manufacture of the Buyer Products or any other application.

16.3	The warranties in Clause 16.1 are given on the following conditions:

16.3.1	that the Supplier is not liable for a defect in the Stock Shape caused by fair wear and tear, abnormal or unsuitable conditions of storage or use or an act, neglect or default of the Buyer or a third party; and

16.3.2	that the Supplier is not liable for a defect in the Stock Shape unless it is notified to the Supplier within 30 days of the date of delivery or, if the defect would not be apparent on reasonable inspection before the Stock Shape is incorporated into a Buyer Product within 90 days of the date of delivery.

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16.4	The Supplier is not liable for any shortages in quantity delivered in excess of those permitted by Clause 5.1 unless the Buyer notifies the Supplier of a claim within 14 days of receipt of the Stock Shape.

16.5	If the Supplier is liable under the warranties in Clause 16.1 or under Clause 16.3, the Supplier’s only obligation is, at its option, to:

16.5.1	make good any shortage or non-delivery;

16.5.2	replace or repair any quantity of the Stock Shape which IS damaged or defective; or

16.5.3	refund to the Buyer the amount paid by the Buyer for the quantity of the Stock Shape the subject of the claim, together with the relevant transportation costs.

16.6	Except as set out in this Clause 16, all conditions, warranties and representations, expressed or implied by (i) statute, (ii) common law or (iii) otherwise, in relation to the Stock Shape are excluded.

16.7	The Supplier is not liable to the Buyer, whether for negligence, breach of contract, misrepresentation or otherwise, for:

16.7.1	loss or damage incurred by the Buyer as a result of third party claims;

16.7.2	indirect or consequential damage suffered by the Buyer, including, without limitation, loss of profit, goodwill, business opportunity or anticipated saving.

16.8	The entire liability of the Supplier under or in connection with the supply of the Stock Shape, whether for negligence, breach of contract, misrepresentation or otherwise, is limited, in respect of each event or series of connected events, to the cost of the defective, damaged or undelivered quantity of the Stock Shape which gives rise to such liability as determined by the net price invoiced to the Buyer.

16.9	Nothing in this Agreement shall operate to exclude or restrict the Supplier’s liability for:

16.9.1	death or personal injury resulting from negligence;

16.9.2	breach of the obligations arising from section 12 of the Sale of Goods Act 1979; or

16.9.3	fraud.

16.10	The invalidity, illegality or unenforceability of the whole or part of this Clause 16 does not affect or impair the continuation in force of the remainder of this Clause 16.

17.	INTELLECTUAL PROPERTY

17.1	The Supplier is the sole owner of all intellectual property and any other proprietary rights in and to the Biomaterials and the Stock Shape and the Buyer acknowledges that this Agreement does not operate to vest any right, title or interest in such rights in the Buyer.

17.2	The Buyer grants the Supplier a [***] to use any improvements, inventions, ideas or discoveries, whether patentable or not, in relation to the [***] (“Improvements”) which are developed from time to time by or on behalf of the Buyer, for the purposes of the development, manufacture and sale of the Supplier’s products from time to time.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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17.3	The Buyer shall promptly disclose full and accurate details to the Supplier of any Improvements (as defined in Clause 17.2).

17.4	The Buyer shall have a non-exclusive right within the Territory to use the Supplier’s INVIBIO trademark and logo and the Group’s PEEK-OPTIMA trademark but only in accordance with the terms of the Trademark Sub-Licence set out in Schedule 3.

17.5	The Buyer shall not at any time assert any rights in the goodwill attaching to any of the Supplier’s or the Group’s trademarks. If the Buyer challenges the validity of the Supplier’s or the Group’s rights in, to, or the validity of any registrations of the INVIBIO, PEEK, PEEK-OPTIMA, OPTIMA, or any other proprietary rights of the Supplier or of the Group, then the Supplier shall be entitled to terminate this Agreement and the Trademark Sub—Licence immediately.

18.	CONSULTANCY AND OTHER ACTIVITIES

18.1	The Supplier shall provide consultancy services to the Buyer on terms, including as to price, to be agreed between the parties.

19.	INSURANCE

19.1	The Buyer warrants to the Supplier that it shall use its best efforts to obtain and once obtained to maintain at all times during the Term insurance with reputable insurers in respect of any and all liability howsoever and whensoever arising in respect of any claim that the Buyer Products are faulty or defective in an amount reasonably adequate given the nature and purpose of the Buyer Products (the “Insurance Policy”). Supplier may at its sole discretion, immediately terminate this Agreement if Buyer has not effected such Insurance Policy within twelve (12) months of the effective date of this Agreement.

19.2	The Buyer shall produce to the Supplier as soon as such Insurance Policy is obtained and subsequently at Supplier’s request a letter from its insurers setting out in reasonably satisfactory detail the levels of cover under the insurance referred to in Clause 19.1 and confirming the validity of that insurance.

20.	INDEMNITY

20.1	The Buyer shall indemnify the Supplier on demand against each loss, liability and costs which the Supplier incurs arising out of the supply of the Stock Shape to the Buyer (including, without limitation, each loss, liability and costs incurred as a result of defending or settling a claim alleging such a liability) provided however that the Supplier shall not be entitled to such indemnification where such a claim arises solely from any failure of the Stock Shape to comply with the Supply Manufacturing Definition or solely from any breach of third party intellectual property rights arising from the Supplier’s manufacture of the Stock Shape.

20.2	The Supplier shall notify the Buyer in writing within a reasonable period of all claims for which the Buyer is liable to indemnify the Supplier under Clause 20.1 above. The Supplier shall not admit any liability nor make any payment, settlement, or compromise in respect of any such claim without the prior written consent of the Buyer. The Buyer may if it so chooses and by prior written notice to the Supplier, in the name of the Supplier, conduct the defence, settlement, compromise, counter claim and any third party proceedings in respect of any such claims provided that the Buyer shall keep the Supplier regularly informed as to the conduct thereof and that the Buyer may not admit liability in respect of or settle any such proceedings without first obtaining the Supplier’s written consent.

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21.	TERMINATION

21.1	A party (the “Initiating Party”) may terminate this Agreement with immediate effect by written notice to the other party (the “Breaching Party”) on or at any time after the occurrence of an event specified in Clause 21.2 in relation to the Breaching Party.

21.2	The events are:

21.2.1	the Breaching Party being in breach of a material obligation under this Agreement and, if the breach is capable of remedy, failing to remedy the breach within 30 days starting on the day after receipt of written notice from the Initiating Party. That written notice shall contain full details of the breach and shall further require the Breaching Party to remedy the breach and state that a failure to remedy the breach may give rise to termination under Clause 21. 1. For the purposes of this Clause 21.2.1 a breach is capable of remedy if time is not of the essence in performance of the obligation and if the Breaching Party can comply with the obligation within the 30 day period;

21.2.2	the Breaching Party passing a resolution for its winding up or a court of competent jurisdiction making an order for the Breaching Party’s winding up or dissolution;

21.2.3	the making of an administration order in relation to the Breaching Party or the appointment of a receiver over, or an encumbrancer taking possession of or selling, an asset of the Breaching Party; or

21.2.4	a change of control of the Breaching Party; in this Clause 21.2.4, “control” means the ability to direct the affairs of another whether by way of contract, ownership of shares or otherwise howsoever.

21.3	This Agreement may be terminated at any time during the Term by written mutual agreement between the parties.

22.	CONSEQUENCES OF TERMINATION

22.1	Termination of this Agreement does not affect a party’s accrued rights and obligations at the date of termination.

22.2	Each party’s further rights and obligations shall cease immediately on termination except that:

22.2.1	Clauses 10, 12.2, 12.3, 15, 16, 17, 20, 24, 30 and 31, together with those Clauses the survival of which is necessary for the interpretation or enforcement of this Agreement, shall survive termination of this Agreement, and shall continue in full force and effect.

23.	FORCE MAJEURE

23.1	If a party (the “Affected Party”) is prevented, hindered or delayed from or in performing any of its obligations under this Agreement (other than a payment obligation) by a Force Majeure Event:

(a)	the Affected Party’s obligations under this Agreement are suspended while the Force Majeure Event continues and to the extent that it is prevented, hindered or delayed;

(b)	as soon as reasonably possible after the start of the Force Majeure Event the Affected Party shall notify the other party in writing of the Force Majeure Event, the date on which the Force Majeure Event started and the effects of the Force Majeure Event on its ability to perform its obligations under this Agreement;

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(c)	if the Affected Party does not comply with Clause 23. I (b) it forfeits its rights under Clause 23.1(a);

(d)	the Affected Party shall make all reasonable efforts to mitigate the effects of the Force Majeure Event on the performance of its obligations under this Agreement; and

(e)	as soon as reasonably possible after the end of the Force Majeure Event the Affected Party shall notify the other party in writing that the Force Majeure Event has ended and resume performance of its obligations under this Agreement.

23.2	In this Clause 23, “Force Majeure Event” means an event beyond the reasonable control of the Affected Party including, without limitation, strike, lock-out, labour dispute, act of God, war, riot, civil commotion, malicious damage, compliance with a law or governmental order, rule, regulation or direction, accident, breakdown of plant or machinery, fire, flood and storm.

24.	CONFIDENTIALITY

24.1	In this Clause 24, “Confidential Information” means all confidential information disclosed (whether in writing, orally or by another means and whether directly or indirectly) by a party (the “Disclosing Party”) to the other party (the “Receiving Party”) whether before or after the date of this Agreement including, without limitation, information relating to the financial arrangements set out in this Agreement, the Disclosing Party’s products, operations, processes, plans or intentions, product information, know-how, design rights, trade secrets, market opportunities and business affairs.

24.2	During the term of this Agreement and after termination or expiration of this Agreement for any reason the Receiving Party:

24.2.1	may not use Confidential Information for a purpose other than the performance of its obligations under this Agreement;

24.2.2	may not disclose Confidential Information to a person except with the prior written consent of the Disclosing Party or in accordance with Clauses 24.3 and 24.4; and

24.2.3	shall make every effort to prevent the use or disclosure of Confidential Information.

24.3	During the term of this Agreement the Receiving Party may disclose Confidential Information to any of its directors, other officers, employees and sub-contractors (a “Recipient”) to the extent that disclosure is reasonably necessary for the purposes of this Agreement.

24.4	The Receiving Party shall ensure that a Recipient is made aware of and complies with the Receiving Party’s obligations of confidentiality under this Agreement as if the Recipient was a party to this Agreement.

24.5	Clauses 24.1 to 24.4 do not apply to Confidential Information which:

24.5.1	is at the date of this Agreement, or at any time after that date becomes, publicly known other than by the Receiving Party’s or Recipient’s breach of this Agreement; or

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24.5.2	can be shown by the Receiving Party to the Disclosing Party’s reasonable satisfaction to have been known by the Receiving Party before disclosure by the Disclosing Party to the Receiving Party.

24.6	On termination of this Agreement both parties shall return to the other party forthwith all Confidential Information received by them including all notes, memoranda or other stored information of any kind summarising any of the Confidential Information together with all relevant samples and models it has in its possession pursuant to this Agreement.

25.	COSTS

Except where this Agreement provides otherwise, each party shall pay its own costs relating to the negotiation, preparation, execution and implementation by it of this Agreement and of each document referred to in it.

26.	ENTIRE AGREEMENT

26.1	This Agreement constitutes the entire agreement, and supersedes any previous agreements, between the parties relating to the subject matter of this Agreement.

26.2	Each party acknowledges that it has not relied on or been induced to enter this Agreement by a representation other than those expressly set out in this Agreement.

26.3	A party is not liable to the other party for a representation that is not set out in this Agreement.

26.4	This Clause 26 does not affect a party’s liability in respect of a fraudulent misrepresentation.

27.	GENERAL

27.1	A variation of this Agreement is valid only if it is in writing and signed by a duly authorised representative on behalf of each party.

27.2	A failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

27.3	Except where this Agreement provides otherwise the rights and remedies contained in this Agreement are cumulative and not exclusive of rights or remedies provided by law.

27.4	Each party shall at its own cost do and execute, or arrange for the doing and executing of, each necessary act, document and thing reasonably within its power to implement this Agreement.

27.5	No provision of this Agreement creates a partnership between the parties or makes one party the agent of the other for any purpose. Neither party has the authority or power to bind, to contract in the name of or to create a liability for the other in any way for any purpose. There is not, as at the date of this Agreement, and never has been, any form of common ownership, common control, common management or any other affiliation between the parties.

27.6	If a provision of this Agreement is invalid, illegal or unenforceable the parties shall promptly enter into good faith negotiations to agree a mutually satisfactory provision to be substituted for that provision and which as nearly as possible gives effect to their intentions as expressed in this Agreement. This Agreement shall terminate automatically without notice if the parties fail to agree on a substitute provision within one month of the start of those negotiations. During those negotiations, the parties’ obligations under this Agreement are suspended.

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27.7	A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

27.8	This Agreement may be executed in any number of counterparts, each of which is an original and all of which together evidence the same agreement.

28.	ASSIGNMENT

A party may not assign or transfer or purport to assign or transfer a right or obligation under this Agreement without having first obtained the other party’s written consent provided however that the Supplier may assign this Agreement in whole or in part to any member of the Group. Each party is entering into this Agreement for its benefit and not for the benefit of another person.

29.	NOTICES

29.1	A notice under or in connection with this Agreement (a “Notice”):

29.1.1	shall be in writing; and

29.1.2	may be delivered personally or sent by first class post pre-paid recorded delivery (and air mail if overseas) to the party due to receive the Notice to the address specified in Clause 29.3 or to another address, or person, specified by that party by not less than 7 days’ written notice to the other party received before the Notice was despatched.

29.2	The address referred to in Clause 29.1.2 is:

29.2.1	In the case of the Buyer, to:

LDR MEDICAL, TECHNOPOLE DE L’ AU BE—BP 2, 10902 TROYES CEDEX9.

Marked for the attention of Christophe Lavigne, President;

29.2.2	in the case of the Supplier, to:

Invibio Limited

Technology Centre, Hillhouse International, Thornton Cleveleys,

Lancashire, United Kingdom, FY5 4QD

  Marked for the attention of the Company Secretary, with a copy to the Commercial Director at the same address.

29.3	Unless there is evidence that it was received earlier, a Notice is deemed given:

29.3.1	if delivered personally, when left at the address referred to in clause 29.2;

29.3.2	if sent by registered courier service, two days after sending it; and

29.3.3	if sent by air mail, six days after posting it.

Confidential	Page 15 of 27

30.	GOVERNING LAW

This Agreement and all matters arising from or connected with it are governed by English law.

31.	JURISDICTION

31.1	The courts of England have exclusive jurisdiction to settle any dispute arising from or connected with this Agreement (a “Dispute”).

31.2	The Buyer agrees that the documents which start any proceedings relating to a Dispute and any other documents required to be served in relation to such proceedings may be served on it in accordance with Clause 29. Those documents may, however, be served in any other manner allowed by law.

Confidential	Page 16 of 27

PEEK-OPTlMA®	Invibio™	PEEK-OPTlMA® LT 1

Specifications MANUAL ISSUE I	biomaterial solutions	Page 1 of 1 Rev: 0 23rd October 2001

SCHEDULE 1 PART 1

THE SPECIFICATION

GRADE PEEK-OPTIMA® LT 1	SPECIFICATION Ref. INV 01

PROPERTY	TEST METHOD	UNITS	SPECIFICATION
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Notes:

1.	Moisture is measured at time of packing.

PEEK-OPTIMA® is hygroscopic so may absorb moisture during storage and therefore should be dried before use

2.	Standard Granule Cut Specification

(a)	Dimensions, length 2.0—4.0 mm, diameter 2.0—3.5 mm.

(b)	Granules to be crystalline in appearance and essentially of uniform cut and colour.

3.	Each batch will have FTIR & GPC analysis to confirm that it displays the typical characteristics of PEEK-OPTIMA® LTI

Granules are dusted with Calcium Stearate as a processing lubricant in the range 0.001—0.05%

SPECIFICATION APPROVAL

Quality Assurance & Laboratory Manager:	/s/ Margaret Such
Date: 23rd October 2001

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 17 of 27

PART II

Supply Manufacturing Definition

PEEK-OPTIMA L Tl Extruded Rod.

Grade LT1R20

Diameter 20mm +0.2mm! + 1.1 mm

Sampling and testing:

The tests shown below shall be performed by supplier on material taken from the start and end of each production batch. The batch shall meet the requirements of this Supply Manufacturing Definition when the results of these tests agree with the values shown below.

PROPERTY	TEST METHOD	UNITS	SPECIFICATION
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Notes:

1.	The supplied rod may contain levels of black speck intrinsic to all extruded rod stock.

2.	Some surface discoloration and/or texture is common and this can be removed by machining.

3.	Gel Permeation Chromatography
The material displays the characteristic molecular weight distribution curve for PEEK-OPTIMA® LTI, corresponding with historical GPC data; REF/SPECTRM/LTl/GPC

4.	FTIR.
The material displays the characteristic FTIR spectrum for PEEK-OPTIMA®, corresponding with an historical standard spectrum; REF/SPECTRUM/LTl/FTIR

Margaret Such /s/Margaret Such Date:	17th September 2001
Quality Assurance and Laboratory Manager.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 18 of 27

SCHEDULE 2

THE BUYER PRODUCTS

Product Group:	[	***]
Products:	[	***]
Article numbers:	[	***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 19 of 27

SCHEDULE 3

INVIBIO LIMITED

AND

LDR MEDICAL

TRADE MARK SUB-LICENCE

Confidential	Page 20 of 27

THIS AGREEMENT is made 31 January 2003

BETWEEN:

(1)	INVIBIO LIMITED, a company incorporated in England and Wales (registered no. 04088050), whose registered office is at Technology Centre, Hillhouse International, Thornton Cleveleys, Lancashire, FY5 4QD (“Sub-Licensor”); and

(2)	LDR MEDICAL a company incorporated in France, (registered no SIREN 433 924 529 whose principal place of business is at Technopole de l’ aube—BP 2, lO902 Troyes Cedex9.

WHEREAS:

(A)	Sub-Licensor is the exclusive licensee under a trade mark licence of Trade Mark Rights in relation to goods. Under the trade mark licence, Sub-Licensor is granted the right to grant sub-licences of the rights granted to it.

(B)	Pursuant to a supply agreement dated 31/01/03 between Sub-Licensor and the SubLicensee (the “Supply Agreement”), Sub-Licensor has agreed to sub-licence the use of the Trade Mark Rights to the Sub-Licensee.

(C)	Sub-Licensor hereby grants, and Sub-Licensee hereby accepts the grant of, a sub-licence to use the Trade Mark Rights as set out in this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Unless specifically defined herein, all capitalised terms shall have the same meaning as are given to them in the Supply Agreement.

1.2	In this Agreement capitalised words and phrases have the following meaning:

“Guidelines” means the guidelines, included as an attachment, relating to the use of the Trade Mark and Logo (if any) provided to Sub-Licensee as amended from time to time;

“Logo” means the Logo form of a Trade Mark from time to time as set out in the Guidelines;

“Trade Mark” means Sub-Licensor’s and Sub-Licensor’s Groups’ INVIBIO, PEEK-OPTIMA and OPTIMA trademarks and any other trade marks, registered or unregistered, used in relation to the Stock Shape;

“Trade Mark Rights” means the trade mark applications and registrations, from time to time, for the Trade Mark in various jurisdictions as set out in Schedule I and a reference in this Agreement to a “Trade Mark Right” is a reference to any and each of the Trade Marks Rights.

2.	GRANT

2.1	Subject to the provisions of this Agreement, Sub-Licensor hereby grants to Sub-Licensee [***] to use the Trade Mark Rights in relation to the manufacture, marketing and sale of Buyer Products in the Territory.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 21 of 27

2.2	The licence granted in clause 2.1 of this Agreement is only granted in the jurisdictions within the Territory where the Trade Mark Rights exist as shown in Schedule 1.

2.3	The licence granted in clause 2.1 of this Agreement does not permit the Sub-licensee to use the word “PEEK” other than in conjunction with the word “OPTIMA”.

2.4	Sub-Licensor hereby grants the Sub-Licensee a right to copy and reproduce the Logos in relation to use on or in relation to Buyer Products and advertising and promotional material in relation to the Buyer Products.

3.	SUB-LICENSEE’S UNDERTAKINGS

3.1	Except as otherwise provided for in this Agreement, Sub-Licensee acknowledges and agrees that by its use of the Trade Mark pursuant to this Agreement, Sub-Licensee has not, does not, and shall not, nor shall it be deemed to, acquire at any time now or hereafter, whether by way of this Agreement and/or the use of the Trade Mark, any right, title or interest of any nature whatsoever, in or with respect to the Trade Mark or the trade mark, “PEEK”. Use of the Trade Mark by Sub-Licensee and all rights derived therefrom in the Trade Mark and in the trade mark, “PEEK” shall enure to the exclusive benefit of the owner of the Trade Mark Rights. Without prejudice to the foregoing, SubLicensee shall do any act or execute any document to ensure that any rights in the Trade Mark that Sub-Licensee may have acquired shall vest in the owner of the Trade Mark Rights.

3.2	Sub-licensee shall ensure that the quality of Buyer Products produced and provided under the Trade Mark and/or Logo by Sub-Licensee complies with all relevant applicable laws, regulations and standards prevailing in the relevant industry.

3.3	Sub-Licensee shall use the Trade Mark and logo in the form, manner and way indicated in the Guidelines and no other way. For the avoidance of doubt, in the event of inconsistency between the Guidelines and this Agreement, this Agreement shall prevail.

3.4	Sub-Licensee shall provide Sub-Licensor, at its reasonable request, with all relevant documents in Sub-licensee’s possession or control (for example, documents providing evidence of use) that may be required for the protection, renewal and the maintenance in force of the Trade Mark Rights.

3.5	All advertising and promotional uses of the Trade Mark shall be submitted and approved by Sub-Licensor before use or launch. Where Sub-licensor does not approve such use within 45 days of receipt of the advertising and promotional material it shall be deemed to have approved such use, provided that such use is otherwise in accordance with this Agreement. Sub-Licensor reserves the right not to approve such advertising and promotional material, such refusal not to be unreasonable or without a cogent reason.

3.6	Sub-Licensee shall not use, either during this Agreement or hereafter, any trade mark that is similar to INVIBIO, PEEK, PEEK OPTIMA or OPTIMA in relation to the Buyer Products or in relation to any similar goods or services.

Confidential	Page 22 of 27

4.	INFRINGEMENT

4.1	Sub-licensee shall promptly give notice in writing to Sub-Licensor in the event that it becomes aware of:

4.1.1	any infringement or suspected infringement of the Trade Mark in the field of Buyer Products or Logo, generally; and

4.1.2	any claim that the use of the Trade Mark in relation to the Buyer Products, or the use of the Logo, generally, infringes the rights of any third person.

4.2	In the case of any matter within Clause 4.1.2, Sub-Licensor shall have no liability to Sub-Licensee in relation to any infringement of any third party’s rights caused by the use of the Trade Mark or Logo by Sub-Licensee permitted under this Agreement or otherwise.

5.	INDEMNITY

5.1	Sub-Licensee shall indemnify Sub-Licensor against each loss, liability and costs, which Sub-Licensor may incur as a result of any third party claim or action brought against Sub-Licensor as a result of the use of the Trade Mark and Logo by the Sub-Licensee except insofar as any such claims may arise from:

5.1.1	any breach of this Agreement by the Sub-Licensor; or

5.1.2	any invalidity or defect in the title of the Sub-Licensor to the Trade Mark not caused by any act or default of the Sub-Licensee.

5.2	Sub-Licensor shall notify Sub-Licensee immediately of any proceedings that are threatened or brought against the Sub-Licensor as a result of the use of the Trade Mark and shall co-operate with the Sub-Licensee in connection with the defence or settlement of such proceedings.

6.	TERMINATION

6.1	Sub-Licensor may terminate this Agreement by notice to Sub-Licensee on or at any time after the occurrence of an event specified in clause 6.2.

6.2	The events are:

6.2.1	termination of the Supply Agreement;

6.2.2	termination of the trade mark licence under which Sub-Licensor derives the right to grant the sub-licence in this Agreement;

6.2.3	Sub-Licensee being in material breach of material obligation under this Agreement and, if the breach is capable of remedy, failing to remedy the breach within 30 (thirty) days starting on the day after receipt of written notice from giving full details of the breach and requiring Sub-Licensee to remedy the breach and stating that a failure to remedy the breach may give rise to termination under clause 6.1;

6.2.4	Sub-Licensee challenging the ownership and registration, continuing ownership or registration of the Trade Mark Rights in the name of owner of the Trade Mark Rights.

7.	ASSIGNMENT

7.1	Sub-Licensee may, under no circumstances, assign, sub-licence or otherwise permit any third party to use the Trade Mark or the Logo in any way.

Confidential	Page 23 of 27

8.	GENERAL

8.1	No variation of this Agreement (including this clause) is valid unless it is in writing and signed by or on behalf of each party.

8.2	This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes any pre-existing agreement and any oral or written communications between the parties.

8.3	Any notice or other communication in connection with this Agreement must be in writing in the English language and must be delivered personally, sent by certified or registered air-mail, postage prepaid or by facsimile (confirmed by such certified or registered mail) to the respective party at the address specified in the first paragraph hereof, or such other addresses as may be designated in writing by the respective party. Notices shall be deemed effective on the date of mailing.

9.	GOVERNING LAW AND LANGUAGE

9.1	This Agreement is governed by the law of the England and Wales.

EXECUTED by the parties
Signed by /s/ Gary Hulme— Director for and on behalf of INVIBIO LIMITED /s/ Gary Hulme Signature	Signed by /s/ Christophe Lavigne – President for and on behalf of LDRMEDICAL Christophe Lavigne Signature

Confidential	Page 24 of 27

SCHEDULE 1

Trade Mark Rights

COUNTRY	APPLICATION/ REGISTRATION NO.	FILING DATE	MARK	CLASSES	STATUS
JAPAN	4377047	18.03.99	PEEK-OPTIMA	10	GRANTED
SINGAPORE	T99/04883H	12.05.99	PEEK-OPTIMA	10	PENDING
CTM	1087592	22.02.99	PEEK-OPTIMA	1,10,17	GRANTED
HONG KONG	BI1451	10.03.99	PEEK-OPTIMA	17	GRANTED
HONG KONG	B07270	10.03.99	PEEK-OPTIMA	10	GRANTED
HONG KONG	BI1450	10.03.99	PEEK-OPTIMA	1	GRANTED
JAPAN	11-24513	18.03.99	PEEK-OPTIMA	1	PENDING
JAPAN	4249593	18.03.99	PEEK-OPTIMA	17	GRANTED
SINGAPORE	T99/04882Z	12.05.99	PEEK-OPTIMA	1	PENDING
SINGAPORE	T99/04884F	12.05.99	PEEK-OPTIMA	17	PENDING
U.K.	2190848	04.03.99	PEEK-OPTIMA	1,10,17	PENDING

Confidential	Page 25 of 27

EXECUTED by the parties

Signed by /s/ Gary Hulme, Director for and on behalf of INVIBIO LIMITED /s/ Gary Hulme Signature	) ) )

Signed by Christophe Lavigne – President for and on behalf of LDRMEDICAL /s/ Christophe Lavigne Signature	) ) )

Confidential	Page 26 of 27

APPENDIX 1

Using the Invibio ™ and PEEK-OPTIMA® Logos—A guide to Business Partners

Confidential	Page 27 of 27

10 November 2004

Mr Christophe Lavigne

LDR Medical

Technopole de L’aube—BP 2

10902 Troyes

Cedex 9

France

Dear Mr Lavigne:

Letter of Amendment in respect of Supply Agreement between Invibio Ltd, and LDR Medical dated 31 January 2003 (the “Agreement”)

Following discussions, we are writing to confirm that following discussions and pursuant to section 26.1 of the Agreement, we have agreed to make the following amendments to the Agreement.

In this letter capitalised words shall have the same defined meaning as in the Agreement.

1.	In Section 1—the definition of “Territory” shall be deleted.

2.	The first sentence in Clause 3.1 shall be amended to state that “This Agreement has a Term of eight (8) Years from the date of the Agreement, unless terminated earlier pursuant to Clause 21.

3.	Clauses 10.3 and 10.4 shall be deleted.

4.	A new Clause 12.5 shall be added to the Agreement which shall read as follows:

At Buyer’s written request, Supplier shall provide a letter of entitlement to the United States Food and Drug Administration (“‘FDA”) and to Buyer to enable FDA to reference Supplier’s master files on any FDA submission made by Buyer. The [***] as set out in Clause 12.4 shall [***] payable by Buyer on [***] falling after receipt by Buyer of such letter of entitlement but falling before the date of first receipt by the Buyer of FDA approval to market a Buyer Product in the USA (“FDA Approval”). The [***] shall then [***] (the “[***]”) first payable by Buyer [***] and which amount of € [***] shall then be payable on each [***], during the Term. Buyer shall promptly notify Supplier in writing upon receipt of such FDA Approval.

5.	The Agreement shall be amended to include the following Clause 13—[***]:

13.1	In addition to any other payments to be made by the Buyer to the Supplier under this Agreement, the Buyer shall, in respect of each Buyer Product sold, supplied or otherwise made available by or on behalf of the Buyer, [***], pay the [***] listed against that Buyer Product in Schedule 2.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

13.2	The [***] payable to the Supplier in respect of a sale of a Buyer Product by the Buyer to an Associated Company or to any third party otherwise associated with or Acting in Concert with the Buyer shall be [***]

13.3	The Buyer shall, no later than [***], beginning on [***], pay all [***] payable under Clause 13.1 in respect of the preceding [***],[***], by electronic funds transfer to such bank account as may be specified by the Supplier from time to time. For the avoidance of doubt, the amount of a [***] may only be taken into account [***] for the purpose of calculating the amount payable by the Buyer under this Clause

13.4	The Buyer shall, at the same time as making the payment required by Clause 13.3, submit to the Supplier a report showing the quantities of Buyer Products, categorised by Product Group, sold, supplied or otherwise made available during the previous calendar year together with their Net Invoice Prices. The Buyer shall keep full, true and accurate books of account, and all other records, including, without limitation, physical stock records, reasonably necessary to verify each such report and shall permit the Supplier or a reputable firm of accountants nominated by the Supplier access to such books and records on reasonable prior notice during business hours for such verification purposes. If during such a verification process any discrepancy between the reports previously submitted to the Supplier and the Buyer’s books and other records is discovered, the Buyer shall on demand pay to the Supplier the amount of [***] then unpaid as a result of that discrepancy and all costs incurred by the Supplier in carrying out the audit. If the Supplier discovers a material discrepancy, it shall be entitled to terminate this Agreement with immediate effect.

13.5	The Buyer shall not take any action, including, but without limitation, the transfer of any Buyer Products to any person other than the Buyer, intended to, or which might have the effect of, avoiding the Buyer’s obligations to pay [***] under this Agreement.

13.6	The obligations under this Clause 13 shall continue in force for so long as [***].

5.	Clause 19 shall be deleted in its entirety and shall be replaced with new Clause 19 which shall read as follows:

Prior to making any Buyer Product commercially available in the United States of America, Buyer shall obtain and subsequently maintain, during the subsequent entire term of its indemnification obligations hereunder, comprehensive liability insurance, including medical implant product liability coverage, in the minimum amounts of € 5,000,000 per occurrence for damage, injury and/or death to persons (the “Insurance Policy”). Buyer shall provide Supplier with a certificate of insurance indicating the existence and coverage of the Insurance Policy, that all outstanding periodical premiums have been paid, and indicating that the coverage shall not be cancelled nor modified unless at least thirty (30) calendar days prior written notice thereof has been provide to Supplier. Such certificate of insurance shall be provided on the Effective Date and on each anniversary thereof during the entire term of Buyer’s indemnification obligations hereunder. In the event that the Insurance Policy is cancelled, or modified such that it does not include all requirements of this Clause, such cancellation or modification shall constitute a material default and Supplier shall have the right to immediately terminate this Agreement without prior written notice as otherwise required under Clause 21.2.1.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

6.	Clause 20 shall be deleted in its entirety and shall be replaced with new Clause 20 which shall read as follows:

Buyer agrees to indemnify, defend and hold harmless Supplier and other members of its Group (including without limitation its and their directors, officers, employees, agents, representatives and shareholders) from and against any and all claims by any third party, including any claims, actions, suits, proceedings, liabilities, obligations, losses, damages (including any fines, penalties or punitive damages), settlement, interests, costs and expenses (including attorneys’ fees, court costs and other reasonable out-of-pocket expenses incurred in investigating, preparing or defending any of the foregoing or in enforcing rights hereunder) resulting there from by reason of or in connection with or arising out of or relating to any sale, transfer. or use by any person of any Buyer Products or services sold or otherwise made available by Buyer or any related persons or entities (including without limitation any current or former direct or indirect Parent or Subsidiary or any Affiliate or associate thereof) in which Stock Shape is incorporated or otherwise involved, except to the extent arising or resulting from (i) any liability of Supplier for the failure of the Stock Shape to conform with the Supply Manufacturing Definition where such failure is proved to be the actual and proximate cause of the claimed personal injury or property damage, or (ii) any liability of Supplier for the infringement by Stock Shape of the patents or other intellectual property rights of any person or entity other than Supplier, such patents and intellectual property rights limited to compositions and excluding any methods of manufacture or devices or use thereof.

Any person or entity seeking indemnification hereunder must promptly notify Buyer within sixty (60) calendar days of the date of actual notice of any claim for which it seeks indemnification, provided that any such failure shall not relieve Buyer of its obligations hereunder except to the extent that Buyer is actually prejudiced by such failure to notify. In the event that Buyer shall be called upon to provide the indemnification set forth herein, Buyer shall control the defence, litigation and/or settlement of such claim (except to the extent that any settlement involves some commitments, responsibilities and/or obligations on the part of Supplier, in which case such settlement shall require the prior written consent of Supplier), action or proceeding with attorneys of its choosing, and Supplier and all other indemnified persons or entities shall cooperate as may reasonably be required by Buyer (but at Buyer’s expense in such defence, litigation and/or settlement). Supplier reserves the right to participate at its own cost in any proceedings with counsel of its own choosing, provided that if Buyer fails to appoint suitably qualified counsel. Buyer shall be responsible for all attorney’s fees and costs incurred by or charged to Supplier. Supplier, Buyer and their respective counsel will cooperate fully and make available all books, records, information and witnesses under their control and reasonably necessary or useful in connection with the defence of any such claim. Buyer shall not, in the defence of any such claim or proceeding, except with the prior written consent of Supplier, consent to the entry of any judgment or enter into any settlement which would be to the financial or other detriment of Supplier. Buyer shall confer promptly with Supplier concerning the terms of any proposed settlement or judgment arising in the course of such defence prior to consenting to the entry of any judgment or entering in any settlement. Buyer shall use all reasonable efforts to prevent Supplier from being added as a defendant to any lawsuit involving or relating to Buyer Products, and to seek immediate dismissal or summary judgment of non-liability of Supplier for any lawsuit involving or relating to Buyer Products in which Supplier is a named defendant, by employing defence mechanisms including, but not limited to, those set forth in the Biomaterials Access Assurance Act of 1998, as codified in 21 U.S.C. § 1601 et seq., and the bulk supplier and/or learned intermediary doctrines.

7.	Schedule 2 - the following [***] shall be included for the Products: [***]:

Product	Name	Article Number
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8.	Schedule 2 - [***] shall be included in the Agreement as follows:

For the above named [***] and [***] an [***] of [***]% of the [***], but not less than [***], shall apply for up to and including the first [***] sold, supplied or otherwise made available in the United States of America, in any [***].

For the above named [***] an [***] of [***]% of the [***], but not less than [***], shall apply for any additional (in excess of [***]) [***] sold, supplied or otherwise made available in the United States of America in any [***].

Except as expressly provided in this letter of amendment, all other terms, conditions, and provisions of the Agreement shall continue in full force and effect as provided therein.

This letter and all matters arising from or connected with it are governed by English Law.

IN WITNESS WHEREOF, the parties have confirmed their acceptance of the contents of this Letter.

/s/ Gary Hulme For and on behalf of Invibio Limited 2006, November 5th	/s/ Christophe Lavigne For and on behalf of LDR Medical 2006, November 15th

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Invibio®

biomaterial solutions
23 November 2004	Invibio LTD Technology Centre Hillhouse International Thornton Cleveleys. Lancashire FY5 4QD UK Tel. +44 (0)1253 866812 Tel +44 (0)1253 851458 info@invibio.com www.invibio.com

Mr Christophe Lavigne

LDR Medical

Technopole de L’aube - BP 2

10902 Troyes

Cedex 9

France

Dear Mr Lavigne

Letter of Amendment in respect of Supply Agreement between Invibio Ltd, and LDR Medical dated 31 January 2003 (the “Agreement”)

Following discussions, we are writing to confirm that following discussions and pursuant to section 26.1 of the Agreement, we have agreed to make the following amendments to the Agreement.

1.	Schedule 2 - the following [***] shall be included for the [***] and [***]:

Product	Name	Article Number
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

This product list supersedes the product list scheduled in the previous letter of amendment dated 10 November 2004, which will now be deleted from that letter of amendment. All other terms and conditions of that letter apply.

Except as expressly provided in this letter of amendment, all other terms, conditions, and provisions of the Agreement shall continue in full force and effect as provided therein.

This letter and all matters arising from or connected with it are governed by English Law.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have con finned their acceptance of the contents of this Letter

/s/ Gary Hulme For and on behalf of Invibio Limited Date 12/1/04	/s/ Christophe Lavigne For and on behalf of LDR Medical Date 12/3/2004

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

9 July 2008	Invibio LTD Technology Centre Hillhouse international Thornton Cleveleys. Lancashire FY5 4QD UK Tel. +44 (0)1253 866812 Tel +44 (0)1253 851458 info@invibio.com www.invibio.com

Mr. Michael Labrum

LDR Medical

Technopole de L’aube - BP 2

10902 Troyes

Cedex 9

France

Dear Mr. Michael Labrum,

Letter of Amendment in respect of Supply Agreement between Invibio Ltd, and LDR Medical dated 31 January 2003 (the “Agreement”).

Following our discussions we are writing to confirm that pursuant to clause 26.1 of the Agreement we have agreed to make the following amendments to the Agreement:

1.	Clause 11.1 of the Agreement shall be amended so that Stock Shape of grade LT1R6 is included at an initial price of € [***] per meter, with a minimum order quantity of [***] meters per order with the exception of the first order which may be for a minimum order quantity of [***] meters.

2.	Schedule 1 Part II of the Agreement shall be amended to incorporate the Supplier’s Supply Manufacturing Definitions for Stock Shape grade LT1R6, as attached to this Letter.

3.	Schedule 2, Buyer Products shall be amended to include the following Buyer Products: LDR-R Rod Easyspine PEEK

4.	Schedule 2, [***] shall be amended for the above named implant [***] of [***]% of the [***] shall apply for any [***] sold, supplied or otherwise made available in the United States of America in any [***].

This letter and all mailers arising from or connected with it are governed by English Law.

Please confirm your acceptance of this Letter by signing and dating the enclosed copy.

In WITNESS WHEREOF, the parties have confirmed their acceptance of the contents of this Letter

/s/ Eric Vigneron-DGA
For and on behalf of Invibio Ltd	For and on behalf of LDR Medical

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

PEEK-OPTIMA ®		Grade: LTIR6
SPECIFICATION		Page: I of I
MANUAL	Invibio®	Revision: I
ISSUE I	biomaterial solutions	Date:19th May 2006

PEEK-OPTIMA LT1 Extruded Rod	Specification Ref. INV 08

Supply Manufacturing Definition

Grade: LTIR6

Diameter: 6.00mm (+0.1mm/+O.4mm)

Sampling and testing:

The tests shown below shall be performed by supplier on material taken from the start and end of each production batch. The batch shall meet the requirements of this Supply Manufacturing Definition when the results of these tests agree with the values shown below.

PROPERTY	TEST METHOD	UNITS	SPECIFICATION
Tensile strength at Yield	[***]	[***]	[***]
Tensile Elongation at Break	[***]	[***]%	[***]
Density	[***] [***]	[***]	[***]
DSC Tg (Onset) Tc (Recrystallistion) Tm (Melt)	[***] [***]	[***]	[***] [***] [***]
Cytotoxicity	[***]	[***]	[***]

Notes:

1.	The supplied rod may contain levels of black speck intrinsic to all extruded rod stock.

2.	Some surface discoloration and/or texture is common and this can be removed by machining.

3.	Gel Permeation Chromatography

The material displays the characteristic molecular weight distribution curve for PEEK-OPTIMA ® LTI, corresponding with historical GPC data; REF/SPECTRM/LTI/GPC

4.	FTIR.

The material displays the characteristic FTIR spectrum for PEEK-OPTIMA ® LTI, corresponding with an historical standard spectrum; REF/SPECTRUM/LT1/FTIR

5.	The base material will be PEEK-OPTIMA ® LTI conforming to specification INV 01

Specification Approval

Margaret Such	Date: 19th May 2006
Global Quality Manager

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

17 June 2009	Invibio LTD Technology Centre Hillhouse international Thornton Cleveleys. Lancashire FY5 4QD UK Tel. +44 (0)1253 866812 Tel +44 (0)1253 851458 info@invibio.com www.invibio.com

Mr Michael Labrum

LDR Medical

Technopole de L’aube - BP 2

10902 Troyes

Cedex 9

France

Dear Mr Michael Labrum,

Letter of Amendment in respect of Supply Agreement between Invibio Ltd, and LDR Medical dated 31 January 2003 (the “Agreement”).

Following our discussions we are writing to confirm that pursuant to clause 27.1 of the Agreement we have agreed to make the following amendments to the Agreement:

1.	The parties agree to extend the terms of the Agreement in its entirety with all terms and conditions remaining unchanged, except as stated below, for a further term of [***] (the “Term”), expiring on [***].

2.	Clause 11.1 of the Agreement shall be amended so that the price for PEEK-OPTIMA® Stock Shape is as follows:

Grade L T1 R20 shall increase by an additional [***]% to € [***] per meter with effect from 1 July 2009, no further increase shall apply until 1 June 2011.

Grade L T1 R30 shall increase by an additional [***]% to € [***] per meter with effect from 1 July 2009, then by an additional [***]% to € [***] per meter with effect from 1 July 2010, no further increase shall apply until 1 July 2012.

3.	A new Clause 12.6 shall be added to the Agreement which shall read as follows:

12.6 Subject to Standard Condition 3, in consideration for Supplier’s provision, [***], other information relating to the general performance and/or other general physical characteristics of the Biomaterials and the Stock Shape, and in addition to any other payments required to be made to Supplier by Buyer under this Agreement the Buyer shall pay to the Supplier [***] as follows (the “[***]”):

12.6.1 The first [***] of € [***] shall be due and payable upon [***],

12.6.2 The second [***] of € [***] shall be paid by Buyer and received in cleared funds by Supplier within [***].

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4.	Schedule 2, [***] shall be amended for sales in [***] as follows:

Up to € [***] in sales: [***]% of the [***], with a minimum of € [***].

€ [***] up to € [***] in sales: [***]% of the [***], with a minimum of € [***].

€ [***] onwards in sales: [***]% of the [***], with a minimum of € [***].

5.	The first sentence of Clause 13.3 shall be replaced as follows:

The Buyer shall, no later than [***], pay all [***] payable under clause 13.1 in respect of the [***], less the amount of the most recently made [***], by electronic funds transfer to such bank account as may be specified by the Supplier from time to time. The [***] shall be due and payable in [***] and shall include all those [***]. From [***] onwards the [***] shall made for the [***].

This letter and all mailers arising from or connected with it are governed by English Law.

Please confirm your acceptance of this Letter by signing and dating the enclosed copy.

In WITNESS WHEREOF, the parties have confirmed their acceptance of the contents of this Letter

/s/ Gary Hulme	/s/ Eric Vigneron-DGA
For and on behalf of Invibio Ltd	For and on behalf of LDR Medical

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

07 December 2011	Invibio Inc 300 Conshohocken State Road Suite 120 West Conshohocken, PA 19428 USA Tel. (484) 342-6004 Toll-free 866-INVIBIO Fax: (484) 342-6005 info@invibio.com www.invibio.com

LDR Medical

Technopole de L’aube - BP 2

10902 Troyes

Cedex 9

France

Dear Sir,

Letter of Amendment in respect of Supply Agreement between Invibio Ltd, and LDR Medical dated 31 January 2003 (the “Agreement”).

Following our discussions we are writing to confirm that pursuant to clause 26.1 of the Agreement we have agreed to make the following amendments to the Agreement:

1.	The definition of Biomaterials shall be amended to read in its entirety as follows:

“Biomaterials” shall mean Supplier’s [***];

2.	A new definition of Buyer Specification shall be included to read as follows:

“Buyer Specifications” shall mean the [***], provided by Buyer, that specify the [***] in the form of [***], as referenced in Schedule 5-1 attached, that Supplier shall meet prior to shipping such Biomaterials to Buyer. Such Buyer Specifications may be changed or modified, amended or supplemented from time to time by written approval between both parties [***];

3.	Section 2.1 of the Agreement shall be amended to include the following sentence:

“Certain additional terms relating to the [***], which comprise Biomaterials, manufactured in accordance with the Buyer Specification are set forth in Schedules 4-1 attached, which may be amended by mutual written agreement by the parties.”

4.	Clause 11 shall be amended so that for [***] in Schedule 5-1 , it will be included at [***] detailed in Schedule 4-1 attached. This [***] is for the [***] specified in Schedule 4-1 only. Any further volume required will be discussed between both parties and pricing adjusted accordingly.

5.	All references to “Stock Shape” within the agreement shall be amended to read “Stock Shape or Biomaterials”; and all references to “Supply Manufacturing Definition” within the agreement shall be amended to read “Supply Manufacturing Definition or Specifications or Buyer Specifications, as the case may be”.

Except as expressly provided in this letter of amendment, all other terms, conditions, and provisions of the Agreement shall continue in full force and effect as provided therein.

This letter shall be governed by and construed in accordance with the laws of the state of Colorado without regard to the conflict of law provisions thereof.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have confirmed their acceptance of the contents of this letter.

/s/ Eric Vigneron-DGA
For and on behalf of	For and on behalf of
Invibio, Inc.	LDR Medical

Date:	Date: 12/08/2011

SCHEDULE 4-1

[***] IN ACCORDANCE WITH THE BUYER

SPECIFICATION

PRICING AND ADDITIONAL TERMS

BIOMATERIALS:

Part number	Description	Material Grade	Supply Quantity
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

PROCESSES: [***] ([***]mm)

[***]

[***]

COMMERCIAL SUPPLY PRICE:

PRICE PER UNIT: €[***] each

For the avoidance of doubt, the [***] is applicable for the [***].

Buyer shall pay each invoice in full within [***] cleared funds in EUROS to the bank account notified from time to time by Supplier.

ADDITIONAL COMMERCIAL TERMS

Long term Unit Pricing, Supplier and Buyer shall discuss and agree [***] following the [***], and Exhibit E shall be amended appropriately.

Validated Processes, Supplier will complete process validation of the [***] in accordance with a [***].

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SCHEDULE 5-1

The Buyer Specification

Part number	Description	Material Grade
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Buyer Specifications:

[***]	[***]
[***]	[***]
[***]	[***]

The drawing and current drawing revision and specification shall be controlled in Invibio’s Quality system. Any changes to the drawing revision may require amendment to this agreement of failure to supply.

All purchase orders should reference the part number, drawing number and current drawing revision number.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.